SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2012

GRAPHITE CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54336	26-0641585
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1031 Railroad Street, Suite 102A

Elko, NV 89801

 (Address of principal executive offices)

(858) 461-3544

(Registrant’s Telephone Number)

7337 E Doubletree Ranch Road #190

Scottsdale, AZ 85258

 (Company’s Former Address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           .    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           .    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           .    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Graphite Corp.

Form 8-K

Current Report

Item 8.01

Other Events

Change of Company Name

On June 22, 2012, FINRA confirmed approval of First Resources Corp.’s (the “Company”) name change (the “Name Change”) to Graphite Corp.  The Company had previously filed the Certificate of Amendment to its Articles of Incorporation (the “Amendment”) reflecting the Name Change with the Nevada Secretary of State on June 14, 2012.  A copy of the Amendment is filed herewith as Exhibit 3.1(a).

Change of Address

On June 27, 2012, the Company changed the address of its executive offices to 1031 Railroad Street, Suite 102A, Elko, NV, 89801.

Item 9.01

Financial Statements and Exhibits

EXHIBITS

3.1(a) Certificate of Amendment to the Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:

June 28, 2012

Graphite Corp.

By:  /s/ Gloria Ramirez-Martinez

Name: Gloria Ramirez-Martinez

Title:   President